SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

JMAR TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

January ___, 2008

Dear Shareholder:

It is my pleasure to invite you to a Special Meeting of the Shareholders of JMAR Technologies, Inc.

We will hold the meeting on February ___, 2008 at 10:00 a.m. at the Company’s offices at 10905 Technology Place, San Diego, California.

This booklet includes the Notice of Special Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides additional information about JMAR's management.

Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so if you are a record holder (or if your shares are in “street name” and you have obtained a legal proxy from your broker).

We look forward to seeing you at the meeting.

Sincerely,

Charles A. Dickinson
Chairman of the Board

JMAR TECHNOLOGIES, INC.
10905 Technology Place
San Diego, California 92127

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY ___, 2008

TO OUR SHAREHOLDERS:

A Special Meeting of Stockholders of JMAR Technologies, Inc. will be held on February ___, 2008, at 10:00 A.M. (Pacific Time), at the offices of the Company, 10905 Technology Place, San Diego, California, for the following purposes:

1. To amend the Company’s Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 per share, that the Company is authorized to issue from 80,000,000 to 380,000,000 shares.

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on January ___, 2008 will be entitled to notice of the Special Meeting and any continuation or adjournment thereof.

Please return the enclosed proxy as promptly as possible, whether or not you plan to attend the Special Meeting. Your promptness in returning the proxy will assist us in ensuring that a quorum is present or represented. Even though you return your proxy, you may nevertheless attend the Special Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement. This Proxy Statement is being sent to you on or about January ___, 2008.

By Order of the Board of Directors,

Edward C. Hall
Corporate Secretary,
Chief Financial Officer

San Diego, California
January ___, 2008

IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

PROXY STATEMENT
For The
SPECIAL MEETING OF STOCKHOLDERS
To Be Held February ___, 2008

ABOUT THE PROXY STATEMENT

WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Special Meeting of Shareholders to be held on February ___, 2008. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

WHO IS ENTITLED TO VOTE?

We will begin sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about January ___, 2008 to all shareholders entitled to vote. Shareholders who owned JMAR Common Stock at the close of business on January ___, 2008 (“Record Date”) are entitled to vote. At the record date, there were ______shares of JMAR Common Stock issued and outstanding.  JMAR Common Stock is our only class of outstanding voting capital stock.

WHAT CONSTITUTES A QUORUM?

A majority of our shareholders entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. In order to conduct the meeting and to vote to approve the proposal to increase the authorized shares of common stock, shareholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers’ shares who cause abstentions to be recorded at the meeting, will be considered present at the meeting and entitled to vote and they will count toward the quorum.

HOW MANY VOTES DO I HAVE?

For voting on the approval of the proposal to increase the authorized number of shares of the Company’s common stock, each holder of record of JMAR Common Stock on the Record Date will be entitled to one vote for each share held. The proxy card indicates the number of shares that you hold.

HOW DO I VOTE BY PROXY?

Whether or not you plan to attend the Special Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

If you properly fill in your proxy card and send it to us in time to vote, your "Proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your Proxy will vote your shares as recommended by the Board of Directors as follows:

▪	"FOR" amendment of the Company’s Restated Certificate of Incorporation to increase the number of shares of authorized common stock

If any other matter is presented, your Proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no matters which are proposed to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.

If you hold your shares of JMAR Common Stock in "street name" (that is, through a broker, bank or other nominee) and you fail to instruct your broker, bank or nominee as to how to vote such shares of common stock, your broker, bank or nominee may, in its discretion, vote your shares "FOR" certain matters. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. Proposals to increase the Company’s authorized shares of common stock for general corporate purposes are generally considered “routine” matters.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY?

If you are a “record holder” of the shares (i.e., your shares are not held in “street name”) and you have returned the enclosed proxy card, you may change your vote at any time before the vote is conducted at the Special Meeting. You may change your vote in any one of three ways:

▪	You may request another proxy card from JMAR’s Corporate Secretary, complete it and mail it to JMAR's Corporate Secretary.

▪	You may notify JMAR's Corporate Secretary by mail before the Special Meeting that you have revoked your proxy.

▪	You may attend the Special Meeting and vote in person.

If your shares are held in “street name” (i.e., in the name of your broker, bank or other nominee), you should contact your broker, bank or other nominee for instructions on how to change your vote.

HOW DO YOU VOTE IN PERSON?

If you are a record holder of the shares and you plan to attend the Special Meeting and vote in person, we will give you a ballot form when you arrive. Your voting in person at the Special Meeting will take precedence over any prior proxies you have given. However, if your shares are held in “street name” (i.e., in the name of your broker, bank or other nominee), you must obtain a legal proxy from your broker, bank or other nominee and bring it to the Special Meeting in order to cast your vote in person.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

Under Delaware law, the affirmative vote of a majority of the total number of shares issued and outstanding is required to approve the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 80,000,000 to 380,000,000.  Abstentions (whether by brokers or other record holders) will be counted as present at the meeting and will have the effect of an “AGAINST” vote.

WHO PAYS THE COST OF SOLICITING THESE PROXIES?

JMAR will pay all the costs of soliciting these proxies.  In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation.  We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies.  We will reimburse them for their reasonable expenses.

INFORMATION ABOUT JMAR STOCK OWNERSHIP

Ownership of 5% or More of JMAR Common Stock

The following lists all persons known by the Company to be the beneficial owner of 5 percent or more of the Company’s Common Stock as of January ___, 2008. A person is deemed to be the beneficial owner of JMAR Common Stock, whether or not such person has any economic interest therein, if such person directly or indirectly has (or shares with others) voting or investment power with respect to the JMAR shares or has the right to acquire beneficial ownership within sixty days.

Name and address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock Beneficially Owned

Laurus Master Fund, Ltd., c/o Laurus Capital Management, LLC, 335 Madison Avenue, 10th Floor New York, NY 10017	4,451,601	8.35%

In addition to the shares listed above, as of December 15, 2007, Laurus Master Fund, Ltd. (“Laurus”) also owns shares of Series G, I and J Convertible Preferred Stock (“Preferred Stock”) that are convertible into up to a total of 20,065,472 shares of Common Stock and Warrants that are exercisable into up to a total of 132,146,698 shares of Common Stock. The Preferred Stock and Warrants owned by Laurus may not be converted or exercised into Common Stock if there are insufficient shares of Common Stock authorized under the Company’s Certificate of Incorporation (the “Authorized Share Limitation”). The Company’s Restated Certificate of Incorporation currently authorizes 80,000,000 shares of Common Stock. If the Proposal contained in this Proxy Statement is not approved by the Company’s shareholders, the shares of Common Stock issuable under the Preferred Stock and Warrants held by Laurus that are in excess of the 80,000,000 shares that are authorized will not be issuable. In addition, there is a further limitation on the conversion or exercise of the Preferred Stock and Warrants held by Laurus if it results in Laurus having beneficial ownership of more than 9.99% of the outstanding shares of JMAR common stock at any time (the “Ownership Limitation”). Laurus may terminate this Ownership Limitation upon a minimum of 75 days notice or upon a default by the Company of its redemption obligations under the Preferred Stock. Absent the Authorized Shares Limitation and the Ownership Limitation, Laurus would have beneficial ownership of a total of 156,663,771 shares, consisting of: (i) 4,451,601 shares owned as of December 15, 2007, (ii) 20,065,472 shares issuable upon conversion of Convertible Preferred Stock, and (iii) 132,146,698 shares issuable upon exercise of Warrants. If all derivative securities held by Laurus were freely exercisable and convertible within 60 days and if the Proposal to increase the authorized shares is approved, this total of 156,663,771 shares of Common Stock would represent beneficial ownership of 74.6% of the Company’s Common Stock.

Ownership of JMAR Common Stock by Management

The following table sets forth the beneficial ownership of Common Stock of the Company as of January ___, 2008 by (1) all directors, (2) the Company’s Chief Executive Officer, Chief Financial Officer, the three most highly compensated executive officers other than the CEO and CFO, and (3) all directors and executive officers as a group. The table also includes the beneficial ownership of the Company’s prior Chief Financial Officers who served in 2007.  Except as otherwise noted, the following stockholders have sole voting and investment power with respect to the shares. Information with respect to beneficial ownership is based on information furnished to the Company by each stockholder included in the table.

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock Beneficially Owned

C. Neil Beer (1)	—	(5)

Edward C. Hall	92,593	(5)

Charles A. Dickinson (2)	—	(5)

J. Paul Gilman (3)	—	(5)

Richard J. Naughton	100,000	(5)

Dennis E. Valentine	305,476	(5)

Michael Sweatman	—	(5)

All executive officers and directors as a group (5 persons) (4)	—%

(1)	Includes _________ shares issuable upon exercise of currently exercisable stock options.
(2)	Includes 61,217 shares held by Mr. Dickinson’s wife. Includes _________ shares issuable upon exercise of currently exercisable stock options.
(3)	Includes _______ shares issuable upon exercise of currently exercisable stock options.
(4)	Includes ______ shares issuable upon exercise of currently exercisable stock options [and warrants].
(5)	Less than one percent.

PROPOSAL 1

AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION TO
INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has determined that it is advisable to increase the Company’s authorized Common Stock and has adopted, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized number of shares of Common Stock from 80,000,000 shares to 380,000,000 shares. In connection with a $7.5 million loan from Laurus in August, 2008, the Company issued Laurus a Warrant for 119 million shares which is not exercisable unless and until the shareholders have approved an increase in the authorized number of shares. The Board of Directors believes that it is in the best interests of the Company and its shareholders to increase the number of authorized shares of Common Stock in order to provide sufficient shares for the Laurus Warrants and to provide the Company with adequate flexibility to take advantage of market conditions promptly and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, establishing strategic relationships with other companies, expanding the Company’s business or product lines through the acquisition of other businesses or products or providing equity incentives to employees, officers, or directors.

The Company’s Certificate of Incorporation authorizes the issuance of 80,000,000 shares of Common Stock. As of January ___, 2008, __________ shares of Common Stock were issued and outstanding.  Based on the shares issued and outstanding at December 15, 2007, a total of 26,670,000 shares of common stock are currently reserved for future issuance. There are currently insufficient shares reserved for:

•
133,956,243 shares of Common Stock for issuance upon the exercise of outstanding warrants and options (including 132,146,698 shares reserved for exercise of Warrants issued Laurus Master Fund (“Laurus”)); and

•	20,065,472 shares of Common Stock for issuance upon conversion of outstanding convertible Preferred Stock held by Laurus.

Since there are currently insufficient shares reserved for these purposes, there are also no shares available for other purposes.

As of December 15, 2007, Laurus Master Fund, Ltd. (“Laurus”) owns shares of Series G, I and J Convertible Preferred Stock (“Preferred Stock”) that are convertible into a total of 20,065,472 shares of Common Stock and Warrants that are exercisable into a total of 132,146,698 shares of Common Stock. The Preferred Stock and Warrants owned by Laurus may not be converted or exercised into Common Stock if there are insufficient shares of Common Stock authorized under the Company’s Certificate of Incorporation (the “Authorized Share Limitation”). The Company’s Restated Certificate of Incorporation currently authorizes 80,000,000 shares of Common Stock. If the Proposal contained in this Proxy Statement is not approved by the Company’s shareholders, the shares of Common Stock issuable under the Preferred Stock and Warrants held by Laurus that are in excess of the 80,000,000 shares that are authorized will not be issuable.

Although Laurus is subject to the Ownership Limitation (described on page 3 above), that limitation does not prohibit Laurus from converting or exercising all of its securities over time, so long as Laurus’ ownership at any given time remains below 9.99%. Therefore, the Company must reserve an appropriate number of shares to accommodate the full conversion and exercise of the securities held by Laurus. If this Proposal is not approved by the shareholders, the Company will be in default under its Convertible Note with Laurus which could result in an acceleration of the due date of the amounts owed under the Convertible Note and other fees and expenses and which would have a material adverse effect on the Company’s financial condition.

The rights, preferences and privileges pertaining to the additional shares of Common Stock authorized by this amendment will be identical to those pertaining to the shares of Common Stock presently authorized. Neither our Common Stock nor our Preferred Stock provides preemptive rights to purchase newly issued shares.

If this proposal is approved, the issuance of additional shares of Common Stock will have the effect of substantially diluting earnings per share, book value or the voting rights of the present holders of shares of our common stock. The amendment may also have the effect of discouraging attempts to take control of the Company through a merger, tender offer, proxy contest or other approach, as additional shares of Common Stock could be issued to dilute the stock ownership and voting power of, or to increase the cost to, a party seeking to obtain control of the Company. We are not proposing this amendment in response to any known attempt or effort by a third party to take control of the Company.

If the amendment is adopted, it will become effective upon filing of a certificate of amendment of the Company’s Restated Certificate of Incorporation with the Secretary of State of Delaware.

Vote Required for Approval

Under Delaware law, the affirmative vote of a majority of the total number of shares of the Company’s issued and outstanding Common Stock is required to approve the amendment of the Company’s Certificate of Incorporation increasing the number of the Company’s authorized Common Stock. Abstentions and broker non-votes will, thus, have the same effect as a vote “against” the Proposal.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Stockholders who intend to submit proposals to be voted upon at the 2008 Annual Meeting of Shareholders or who intend to nominate persons for election for the Board of Directors must do so in accordance with the Company’s Bylaws and applicable SEC Rules. Nothing in the following discussion is meant to preclude discussion by any shareholder of any business properly brought before the 2008 Annual Meeting.  For purposes of determining the date for action described below, please note that the Company did not hold an Annual Meeting in 2007.

Inclusion in Company’s Proxy Statement

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company’s 2008 Proxy Statement. In order to qualify for inclusion, among other requirements, stockholder proposals must be submitted in writing to the Secretary of the Company and received no later than January 15, 2008 (based on the release of proxy materials for the 2006 meeting on May 15, 2006), or if the 2008 meeting date is more than 30 days before or after June 23, 2008, the deadline shall be no later than 120 days prior to the scheduled date of the 2008 Annual Meeting. Stockholders interested in submitting a proposal or a nomination are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws.

Other Matters to Come Before the Meeting

Under the Company’s Bylaws, a proposal or nomination that a stockholder does not seek to include in the Company’s proxy statement for its 2008 Annual Meeting, but which the stockholder wishes to have considered and voted on at the 2008 Annual Meeting, must be submitted in writing to the Secretary of the Company not later than March 31, 2008 (based on the release of proxy materials for the 2006 meeting on May 15, 2006). If the date of the 2008 Annual Meeting is advanced or delayed by more than 30 days from the anniversary date of the 2006 Annual Meeting (June 23), the stockholder must submit any such proposal or nomination no later than the later of the close of business on the 75th day prior to the date of the 2008 Special Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The stockholder’s submission must include certain specified information concerning the proposal or nominee and information as to the stockholder’s ownership of common stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the Special Meeting. If the stockholder submits the proposal or nomination prior to the deadline, but does not conduct its own solicitation of shareholders in accordance with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the persons named as proxies intend to exercise their discretionary authority to vote as they deem in the best interests of the Company on any such proposal or nomination submitted by a stockholder. Stockholders should contact the Secretary of the Company in writing at 10905 Technology Place, San Diego, CA 92127 to obtain additional information as to the proper form and content of submissions.

OTHER BUSINESS

The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be presented at the meeting.

By Order of the Board of Directors

Edward C. Hall, Secretary
Dated: January ___, 2008

Proxy - JMAR Technologies, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS ON [FEBRUARY ___, 2008]

The undersigned shareholder of JMAR Technologies, Inc. hereby appoints C. Neil Beer and Edward C. Hall and each of them, with full power of substitution to each, proxies of the undersigned to represent the undersigned at the Special Meeting of the Shareholders of JMAR Technologies, Inc. to be held on [February ___, 2008 at 10905 Technology Place, San Diego, California, at 10:00 a.m., local time, and at any adjournment(s) thereof, with all powers, including voting rights, which the undersigned would possess if personally present at said meeting on the matters listed on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

IMPORTANT:  PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

(Continued on reverse side.)

JMAR Technologies, Inc.	/__ /	Mark this box with an X if you have
changes to your name or address details above
[Shareholder Name and Address]

Special Meeting Proxy Card

A       Proposal

The Board of Directors recommends a vote FOR the following proposal:
	For	Against	Abstain
Approval of Amendment of Restated Certificate of Incorporation to increase authorized shares of Common Stock from 80,000,000 to 380,000,000	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

B       Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
The proxies (or, if only one, then that one proxy) or their substitutes acting at the meeting may exercise all powers hereby conferred.

The undersigned hereby revokes any prior proxy and ratifies and confirms all the above-named proxies or their substitutes, and each of them, shall lawfully do or cause to be done by virtue hereof.

The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders and accompanying Proxy Statement dated January ___, 2008.

IMPORTANT: In signing this Proxy, please sign your name or names in the same way as shown above. When signing as a fiduciary, please give your full title. If shares are registered in the names of two or more persons, each should sign.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
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